UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2010
Palomar Medical Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22340	04-3128178

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Network Drive, Burlington, MA	01803

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (781) 993-2300

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
     On September 21, 2010, Palomar Medical Technologies, Inc. (the “Company”), a Delaware corporation, announced a change to the target launch date of its home use, laser for the treatment of periorbital wrinkles. The Company’s press release announcing the change is entitled “Palomar to Launch Home Use Laser by Spring 2011” and is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.     Financial Statements and Exhibits.
             (d)    Exhibits

Exhibit No.	Description

99.1	Press release issued by Palomar Medical Technologies, Inc. on September 21, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.
Date: September 21, 2010	By:	/s/ Joseph P. Caruso
Joseph P. Caruso
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Palomar Medical Technologies, Inc. on September 21, 2010